                                                                    EXHIBIT 10.4
                                                                    ------------

                              EMPLOYMENT AGREEMENT

  THIS AGREEMENT is entered into as of May 13, 1997, by and between Abercrombie & Fitch Co., a Delaware company (the "Company"), and Michael S. Jeffries (the "Executive") (hereinafter collectively referred to as "the parties").

  WHEREAS, the Executive has heretofore been employed by Abercrombie & Fitch Services Corporation ("Services") and the Company as the President and Chief Executive Officer of the Company and is experienced in all phases of its business and possesses an intimate knowledge of the business and affairs of the Company and its policies, procedures, methods and personnel; and

  WHEREAS, the Company has determined that it is essential and in its best interests to retain the services of its key management personnel and to ensure their continued dedication and efforts; and

  WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in its best interest of the Company to secure the continued services and employment of the Executive and the Executive is willing to render such services on the terms and conditions set forth herein.

  NOW, THEREFORE, in consideration of the foregoing and the respective agreements of the parties contained herein, the parties hereby agree as follows:

  1.  Term.  The initial term of employment under this Agreement shall be for
      ----
the period commencing on the date hereof (the "Commencement Date") and ending on the sixth anniversary of the Commencement Date (the "Initial Term"); provided,
                                                                     --------
however, that upon the expiration of the Initial Term, this Agreement shall be
-------
automatically extended for a period of one year, unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended.

  2.  Employment.
      ----------

      (a) Position.  The Executive shall be employed by Services and the
          --------
Company as the President and Chief Executive Officer of the Company. The Executive shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons employed in a similar executive capacity. The Executive shall report directly to Leslie H. Wexner, as Chairman of the Board, or his successor as Chairman.

      (b) Obligations.  The Executive agrees to devote his full business
          -----------
time and attention to the business and affairs of the Company. The foregoing, however, shall not preclude the Executive from serving on corporate, civil or charitable boards or committees or managing personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities hereunder.

  3.  Base Salary.  The Company agrees to pay or cause to be paid to the
      -----------
Executive from March 2, 1997 and during the term of this Agreement a base salary at the rate of $600,000 per year or such larger amount as the Board may from time to time determine (hereinafter referred to as the "Base Salary"). Such Base Salary shall be payable in accordance with the Company's customary practices applicable to its executives.

  4.  Equity Compensation.  Subject to approval of the Company's 1997 Stock
      -------------------
Option and Performance Incentive Plan by the Company's stockholders at the annual meeting of stockholders on May 20, 1997, the Company shall grant to the Executive rights to receive 500,000 shares of Class A Common Stock of the Company and options to acquire an aggregate of 1,000,000 shares of Class A Common Stock of the Company pursuant to the terms of the agreements attached hereto as Exhibits A, B and C. The Company shall use its reasonable best efforts to maintain and keep current a Form S-8 (or any successor form) pursuant to which such shares of Common Stock shall be registered.

  5.  Employee Benefits.  The Executive shall be entitled to participate in all
      -----------------
employee benefit plans, practices and programs maintained by the Company and made available to senior executives generally and as may be in effect from time to time. The Executive's participation in such plans, practices and programs shall be on the same basis and terms as are applicable to senior executives of the Company generally.

  6.  Bonus.  The Executive shall be entitled to participate in the Company's
      -----
Incentive Compensation Plan on such terms and conditions as may be determined from time to time by the Board, provided that the Executive's bonus opportunity shall be at least 100% of Base Salary upon attainment of target.

  7.  Other Benefits.
      --------------

      (a)   Life Insurance.
            --------------

            (1) The Company shall maintain term life insurance coverage on the life of the Executive in the amount of $10,000,000 the proceeds of which shall be payable to the beneficiary or beneficiaries designated by the Executive. The Company shall pay the premiums with respect to such term life insurance policy for a period of eight (8) years commencing on the Commencement Date; provided,
                                                                     --------
however, that the Company shall no longer be obligated to maintain such coverage
-------
and pay such premiums in the event that the Executive's employment is or was terminated by the Company with Cause (as defined in Section 9(b) hereof) or by the Executive without Good Reason (as defined in Section 9(c) hereof). Such policy shall provide for its conversion to an individual policy owned by the Executive subsequent to termination of his employment. The Executive agrees to undergo any reasonable physical examination and other procedures as may be necessary to maintain such policy.

            (2) During the term of this Agreement, the Company shall be entitled to maintain a "key man" term life insurance policy on the life of the Executive, the proceeds of which shall be payable to the Company or its designees. The Executive agrees to undergo any reasonable physical examination and other procedures as may be necessary to maintain such policy.

      (b)   Expenses.  The Executive shall be entitled to receive prompt
            --------
reimbursement of all expenses reasonably incurred by him in connection with the performance of his duties hereunder or for promoting, pursuing or otherwise furthering the business or interests of the Company.

      (c)   Office and Facilities.  The Executive shall be provided with an
            ---------------------
appropriate office and with such secretarial and other support facilities as are commensurate with the Executive's status with the Company and adequate for the performance of his duties hereunder.

  8.  Vacation.  The Executive shall be entitled to annual vacation in
      --------
accordance with the policies as periodically established by the Board for similarly situated executives of the Company.

  9.  Termination.  The Executive's employment hereunder may be terminated under
      -----------
the following circumstances:

      (a)   Disability.  The Company shall be entitled to terminate the
            ----------
Executive's employment after having established the Executive's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Executive's ability to substantially perform his duties under this Agreement for a period of at least six (6) months in any twelve (12) month calendar period as determined in accordance with the The Limited, Inc. Long-Term Disability Plan.

      (b)   Cause.  The Company shall be entitled to terminate the Executive's
            -----
employment for "Cause" without prior written notice. For purposes of this Agreement, "Cause" shall mean that the Executive (1) has plead "guilty" or "no contest" to or has been convicted of an act which is defined as a felony under federal or state law, or (2) engaged in willful misconduct which could reasonably be expected to harm the Company's business or its reputation. For this purpose, an act or failure to act shall be considered "willful misconduct" only if done, or omitted to be done, by the Executive in bad faith and without a reasonable belief that such act or failure to act was in the best interests of the Company.

      The Executive shall not be terminated for Cause unless he has been given written notice by the Board of its intention to so terminate his employment, such notice to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based. If such notice is given, the Executive shall be entitled to a hearing before the Board, and to be accompanied by his counsel, at which he shall be entitled to contest the Board's findings. Such hearing shall be held within fifteen (15) days of notice to the Company by the Executive, provided he requests such hearing within thirty (30) days of the written notice from the Board of its intention to terminate his employment. If the Executive fails to request such hearing within the thirty (30)-day period specified in the preceding sentence, his employment shall be terminated for Cause effective upon the expiration of such period. If the Executive requests such hearing and, within ten (10) days following such hearing, the Executive is furnished with a copy of a resolution, duly adopted by the affirmative vote of a majority of the members of the Board, finding that in the good-faith opinion of the Board, the Executive was guilty of conduct constituting Cause (as defined herein), specifying the particulars thereof in reasonable detail, the Executive shall thereupon be terminated for Cause. Any such resolution shall be accompanied by a certificate of the Secretary or another appropriate officer of the Company which shall state that such resolution was duly adopted by the affirmative vote of a majority of the members of the Board at a duly convened meeting called for such purpose.

      (c)   Termination by the Executive.  The Executive may terminate his
            ----------------------------
employment hereunder for "Good Reason" by delivering to the Company (1) a Preliminary Notice of Good Reason (as defined below), and (2) not earlier than thirty (30) days from the delivery of such Preliminary Notice, a Notice of Termination. For purposes of this Agreement, "Good Reason" means (i) the failure to continue the Executive as President and Chief Executive Officer of the Company; (ii) the failure of the Board to nominate the Executive for election to the Board at the Company's annual stockholder meeting; (iii) the assignment to the Executive of any duties materially inconsistent with, or the failure to assign to the Executive duties materially consistent with, the Executive's positions, duties, authority, responsibilities and reporting requirements as set forth in Section 2 hereof; (iv) a reduction in or a material delay in payment of the Executive's total cash compensation and benefits from those required to be provided in accordance with the provisions of this Agreement; (v) the Company, the Board or any person controlling the Company requires the Executive to be based outside of the United States, other than on travel reasonably required to carry out the Executive's obligations under the Agreement or (vi) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company not later than the effective date of a merger, consolidation, sale or similar transaction; provided, however, that
                                                         --------  -------
"Good Reason" shall not include (A) acts not taken in bad faith which are cured by the Company in all respects not later than thirty (30) days from the date of receipt by the Company of a written notice from the Executive identifying in reasonable detail the act or acts constituting "Good Reason" (a "Preliminary Notice of Good Reason") or (B) acts taken by the Company to reassign the Executive's duties and/or titles to another person or persons if the Executive has suffered a physical or mental infirmity which renders him unable to substantially perform his duties under this Agreement, provided that any such acts may be taken by the Company only after receiving an opinion of a physician reasonably acceptable to the Executive or his legal representative stating that there is no reasonable likelihood that the Executive will be able to return to full-time employment with the Company performing his duties hereunder within six
(6) months. A Preliminary Notice of Good Reason shall not, by itself, constitute a Notice of Termination.

      (d)   Notice of Termination.  Subject to Section 9(b), any purported
            ---------------------
termination by the Company or by the Executive shall be communicated by a written Notice of Termination to the other two weeks prior to the Termination Date (as defined below). For purposes of this Agreement, a "Notice of Termination" shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination of employment shall be effective without such Notice of Termination.

      (e)   Termination Date, Etc.  "Termination Date" shall mean in the case
            ----------------------
of the Executive's death, his date of death, or in all other cases, the date specified in the Notice of Termination; provided, however, that if the
                                        --------  -------
Executive's employment is terminated by the Company due to Disability, the date specified in the Notice of Termination shall be at least thirty (30) days from the date the Notice of Termination is given to the Executive.

  10. Compensation Upon Termination.
      -----------------------------

      (a) If during the term of this Agreement (including any extensions thereof), the Executive's employment is terminated by the Company for Cause, by the Executive other than for Good Reason or by reason of the Executive's death, or if the Executive gives written notice not to extend the term of this Agreement, the Company's sole obligation hereunder shall be to pay the Executive the following amounts earned hereunder but not paid as of the Termination Date:
(i) Base Salary, (ii) reimbursement for any and all monies advanced or expenses incurred in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company through the Termination Date, and (iii) any compensation which has been earned but not paid, including any amounts which the Executive had previously deferred (including any interest earned or credited thereon) (collectively, "Accrued Compensation"), provided, however, that if the Executive has given written
                --------  -------
notice not to extend the term of this Agreement, the Company shall continue to pay the premiums provided for in Section 7(a) for the time period set forth therein. The Executive's entitlement to any other benefits shall be determined in accordance with the Company's employee benefit plans then in effect.

      (b) If the Executive's employment is terminated by reason of the Company's written notice to the Executive of its decision not to extend the Initial Term of this Agreement as contemplated in Section 1 hereof, by the Company other than for Cause or by the Executive for Good Reason, the Company's sole obligation hereunder shall be as follows:

                 (i)   the Company shall pay the Executive the Accrued
      Compensation;

                 (ii) the Company shall continue to pay the Executive the Base Salary for a period of one (1) year following the Termination Date, and

                 (iii) the Company shall continue to pay the premiums provided for in Section 7(a) hereof for the time period set forth therein.

      (c) If the Executive's employment is terminated by the Company by reason of the Executive's Disability, the Company's sole obligation hereunder shall be as follows:

                 (i)   the Company shall pay the Executive the Accrued
      Compensation;

                 (ii) the Company shall continue to pay the Executive 100% of the Base Salary for the first twenty four months following the Termination Date and 80% of the Base Salary for the third twelve months following the Termination Date; provided, however, that such Base
                                      --------  -------
      Salary shall be reduced by the amount of any benefits the Executive receives by reason of his Disability under the Company's relevant disability plan or plans; and

                 (iii) the Company shall continue to pay the premiums provided for in Section 7(a) hereof for the time period set forth therein.

      (d) During the period the Executive is receiving salary continuation pursuant to Section 10(b)(ii) or 10(c)(ii) hereof, the Company shall, at its expense, provide to the Executive and his beneficiaries medical and dental benefits substantially similar in the aggregate to those provided to the Executive immediately prior to the date of the Executive's termination of employment; provided, however, that the Company's obligation with respect to the
            --------  -------
foregoing benefits shall be reduced to the extent that the Executive or his beneficiaries obtains any such benefits pursuant to a subsequent employer's benefit plans.

      (e) The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation provided to the Executive in any subsequent employment.

  11. Employee Covenants.
      ------------------

      (a)   Unauthorized Disclosure.  The Executive shall not, during the term
            -----------------------
of this Agreement and thereafter, make any Unauthorized Disclosure. For purposes of this Agreement, "Unauthorized Disclosure" shall mean disclosure by the Executive without the prior written consent of the Board to any person, other than an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company or as may be legally required, of any information relating to the business or prospects of the Company (including, but not limited to, any confidential information with respect to any of the Company's customers, products, methods of distribution, strategies, business and marketing plans and business policies and practices); provided, however, that such term shall not include the use or disclosure by the
--------  -------
Executive, without consent, of any information known generally to the public (other than as a result of disclosure by him in violation of this Section 11(a)). This confidentiality covenant has no temporal, geographical or territorial restriction.

      (b)   Non-Competition.  During the Non-Competition/No-Raid Period
            ---------------
described below, the Executive shall not, directly or indirectly, without the prior written consent of the Company, own, manage, operate, join, control, be employed by, consult with or participate in the ownership, management, operation or control of, or be connected with (as a stockholder, partner, or otherwise), any business, individual, partner, firm, corporation, or other entity that competes, directly or indirectly, with the Company or any affiliate of the Company; provided, however, that the "beneficial ownership" by the Executive
         --------  -------
after his termination of employment with the Company, either individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of not more than two percent (2%) of the voting stock of any publicly held corporation shall not be a violation of this Agreement.

      (c)   Non-Solicitation.  During the Non-Competition/No-Raid Period
            ----------------
described below, the Executive shall not, either directly or indirectly, alone or in conjunction with another party, interfere with or harm, or attempt to interfere with or harm, the relationship of the Company, its subsidiaries and/or affiliates, with any person who at any time was an employee, customer or supplier of the Company, its subsidiaries and/or affiliates or otherwise had a business relationship with the Company, its subsidiaries and/or affiliates.

  For purposes of this Agreement, the "Non-Competition/No-Raid Period" means the period the Executive is employed by the Company plus one (1) year thereafter.

      (d)   Remedies.  The Executive agrees that any breach of the terms of
            --------
this Section 11 would result in irreparable injury and damage to the Company for which the Company would have no adequate remedy at law; the Executive therefore also agrees that in the event of said breach or any threat of breach, the Company shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the Executive and/or any and all persons and/or entities acting for and/or with the Executive, without having to prove damages, in addition to any other remedies to which the Company may be entitled at law or in equity. The terms of this paragraph shall not prevent the Company from pursuing any other available remedies for any breach or threatened breach hereof, including but not limited to the recovery of damages from the Executive. The Executive and the Company further agree that the provisions of the covenants not to compete and solicit are reasonable and that the Company would not have entered into this Agreement but for the inclusion of such covenants herein. Should a court or arbitrator determine, however, that any provision of the covenants is unreasonable, either in period of time, geographical area, or otherwise, the parties hereto agree that the covenant should be interpreted and enforced to the maximum extent which such court or arbitrator deems reasonable.

      The provisions of this Section 11 shall survive any termination of this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements of this Section 11; provided,
                                                                --------
however, that this paragraph shall not, in and of itself, preclude the Executive
-------
from defending himself against the enforceability of the covenants and agreements of this Section 11.

      12.   Certain Additional Payments.
            ---------------------------

            (a) In the event it shall be determined that any payment or distribution of any type to or for the benefit of the Executive by the Company, any of its affiliates, or any person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company's assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder) or any affiliate of such person, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the "Total Payments"), is subject to the excise tax imposed by Section 4999 of the Code or any similar successor provision or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments (not including any Gross-Up Payment).

            (b) All determinations as to whether any of the Total Payments are "parachute payments" (within the meaning of Section 280G of the Code), whether a Gross-Up Payment is required, the amount of such Gross-Up Payment and any amounts relevant to the last sentence of Subsection 12(a), shall be made by an independent accounting firm selected by the Company from among the largest six accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations, regarding the amount of any Gross-Up Payment and any other relevant matter, both to the Company and the Executive, within five (5) days of the Termination Date, if applicable, or such earlier time as is requested by the Company or the Executive (if the Executive reasonably believes that any of the Total Payments may be subject to the Excise Tax). Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that the Company should have made Gross-Up Payments ("Underpayment"), or that Gross-Up Payments will have been made by the Company which should not have been made ("Overpayments"). In either such event, the Accounting Firm shall determine the amount of the Underpayment or Overpayment that has occurred. In the case of an Underpayment, the amount of such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. In the case of an Overpayment, the Executive shall, at the direction and expense of the Company, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Company, and otherwise reasonably cooperate with the Company to correct such Overpayment.

      13.   Successors and Assigns.
            ----------------------

            (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "the Company" as used herein shall include any such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring or otherwise succeeding to, directly or indirectly, all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

            (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution.
This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

      14.   Arbitration.  Except with respect to the remedies set forth in
            -----------
Section 11(d) hereof, if in the event of any controversy or claim between the Company or any of its affiliates and the Executive arising out of or relating to this Agreement, either party delivers to the other party a written demand for arbitration of a controversy or claim then such claim or controversy shall be submitted to binding arbitration. The binding arbitration shall be administered by the American Arbitration Association under its Commercial Arbitration Rules. The arbitration shall take place in Columbus, Ohio. Each of the Company and the Employee shall appoint one person to act as an arbitrator, and a third arbitrator shall be chosen by the first two arbitrators (such three arbitrators, the "Panel"). The Panel shall have no authority to award punitive damages against the Company or the Executive. The arbitrator shall have no authority to add to, alter, amend or refuse to enforce any portion of the disputed agreements. The Company and the Executive each waive any right to a jury trial or to petition for stay in any action or proceeding of any kind arising out of or relating to this Agreement.

      15.   Fees and Expenses.  The Company shall pay the legal fees reasonably
            -----------------
incurred by the Executive in connection with the negotiation and execution of this Agreement up to a maximum of $25,000, payable upon submission of the billing statement or paid receipt for such services rendered by the Executive's counsel. In addition, the Company agrees to pay promptly upon presentation of an invoice from the Executive, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of (a) any contest by the Company of the validity or enforceability of, or liability under, any provision of this Agreement, (b) any effort to enforce the Executive's rights hereunder or (c) any dispute between the Executive and the Corporation relating to this Agreement, but only if such contest, effort or dispute results in a judgment, award or settlement in Executive's favor in any material respect.

     16.   Notice.  For the purposes of this Agreement, notices and all other
           ------
communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, or upon receipt if overnight delivery service or facsimile is used, addressed as follows:

To the Executive:
----------------

     Michael S. Jeffries
     XXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXX

To the Company:
--------------

     Abercrombie & Fitch
     Four Limited Parkway
     Reynoldsburg, Ohio 43068
     Attn: Secretary

     With a Copy to:
     --------------

     The Limited, Inc.
     3 Limited Parkway
     Columbus, Ohio  43230
     Attn: Secretary

     17.  Settlement of Claims.  The Company's obligation to make the payments
          --------------------
provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

     18.  Miscellaneous.  No provision of this Agreement may be modified, waived
          -------------
or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

     19.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Ohio without giving effect to the conflict of law principles thereof.

     20.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     21.  Entire Agreement.  This Agreement and the agreements attached hereto
          ----------------
as Exhibits A, B and C constitute the entire agreement between the parties hereto and supersede all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

                        ABERCROMBIE & FITCH, CO.

                        By: /s/ Leslie H. Wexner
                           -----------------------------
                        Leslie H. Wexner
                        Chairman of the Board


                        /s/ Michael S. Jeffries
                        --------------------------------
                        MICHAEL S. JEFFRIES

                                                                       EXHIBIT A
                           RESTRICTED STOCK AGREEMENT
                           ACKNOWLEDGEMENT OF RECEIPT


This Restricted Stock Agreement, dated as of May 13, 1997, is entered into by and between Abercrombie & Fitch Co. (the "Company") and the associate or director of the Company whose name appears below (the "Associate") in order to set forth the terms and conditions of Restricted Shares granted to the Associate under The Abercrombie & Fitch 1996 Stock Option and Performance Incentive Plan-1997 Restatement ("the Plan").

                    Associate's Name:  MICHAEL JEFFRIES
                    Division:          ABERCROMBIE & FITCH
                    Social Security #: XXXXXXXXXXXXXXXXXXXX
                    Address:           XXXXXXXXXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX

Subject to the attached Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, the Company hereby grants to the Associate Restricted Shares of the Company's Common Stock, as outlined below.

                                                                          (E) Date and Number of
                                                                            Shares as to which
                                                                             Restricted Period
                (B) Date  (C) Total                                       Terminates if Performance
                    ----    No. of       (D) Date of Satisfaction          Requirements Have Been
(A) Plan Name   of Grant    Shares     of Performance  Requirements              Satisfied*
    ---------   --------  ---------   ------------------------------             ---------
      1996      5/13/97    500,000    (1) As to the first                 2/1/99: 200,000
                                          200,000 shares, as of
                                          February 1, 1999, if the
                                          Company's aggregate
                                          gross revenue for the
                                          Company's 1997 and 1998
                                          fiscal years is equal to
                                          or greater than $xxx
                                          million.

                                      (2) As to the remaining 300,000     2/1/2000: 75,000, plus
                                                                                            ----
                                          shares (or the entire           that number of shares as
                                          500,000 shares if the           to which the Restricted
                                                         --
                                          requirement described in        Period (i) has not
                                          (D)(1) has not been             terminated, and (ii)
                                          satisfied), as of the           would have
                                          earliest of the following       terminated in any
                                          dates: February 1, 2000, if     earlier year(s) if
                                          the Company's aggregate         the performance
                                          gross revenue for the           requirements
                                          Company's 1999 fiscal year      had been satisfied in
                                          is equal to or greater          such earlier year(s)
                                          than $xxx million;

                                                    [or]

--------------------------------
* The number of shares as to which the Restricted Period will terminate as of the dates shown may not exceed the number of shares as to which the performance requirements described in column (D) have been satisfied.

                                                                       EXHIBIT A
                           RESTRICTED STOCK AGREEMENT
                           ACKNOWLEDGEMENT OF RECEIPT

                                      February 1, 2001, if the            2/1/2001: 75,000, plus that
                                      Company's aggregate gross revenue                     ----
                                      for the Company's 2000 fiscal       number of shares as to which
                                      year is equal to or greater         the Restricted Period (i) has
                                      than $xxx million;                  not terminated, and (ii) would
                                                                          have terminated in any earlier
                                                        [or]              year(s) if the performance
                                                                          requirements had been satisfied
                                                                          in such earlier year(s)

                                      February 1, 2002, if the            2/1/2002: 75,000, plus
                                      Company's aggregate gross revenue                     ----
                                      for the Company's 2001 fiscal       that number of shares as
                                      year is equal to or greater         to which the Restricted
                                      than $xxx million;                  Period (i) has not
                                                                          terminated, and (ii)
                                                        [or]              would have terminated
                                                                          in any earlier year(s) if
                                                                          the performance requirements
                                                                          had been satisfied in
                                                                          such earlier year(s)

                                      February 1, 2003, if the            2/1/2003: 75,000, plus that
                                      Company's aggregate gross                             ----
                                      revenue for the Company's           number of shares as to which
                                      2002 fiscal year is equal           the Restricted Period (i) has
                                      to or greater than $xxx             not terminated, and (ii)
                                      million.                            would have terminated in any
                                                                          earlier year(s) if the performance
                                                                          requirements had been satisfied
                                                                          in such earlier year(s)

This Agreement is subject to stockholder approval of the Plan at the Company's annual meeting on May 20, 1997. Subject to such approval, the Company has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

The Company and the Associate have executed this Agreement as of the Date of Grant set forth above.

    ABERCROMBIE & FITCH                       ASSOCIATE


By: /s/ Leslie H. Wexner                      /s/ Michael S. Jeffries
   -------------------------------            ------------------------------
    Leslie H. Wexner, Chairman                Michael S. Jeffries

              AMENDMENT TO MAY 13, 1997 RESTRICTED STOCK AGREEMENT
                           ACKNOWLEDGEMENT OF RECEIPT

This Restricted Stock Agreement - Amendment (the "Amendment") dated as of October 22, 1997, is entered into by and between Abercrombie & Fitch Co. (the "Company") and the associate or director of the Company whose name appears below (the "Associate") solely to amend the Performance Requirements outlined in the May 13, 1997 Restricted Stock Agreement (the "May 13 Agreement"), granted to the Associate under The Abercrombie & Fitch 1996 Stock Option and Performance Incentive Plan-1997 Restatement ("the Plan").

                    Associate's Name:  MICHAEL JEFFRIES
                    Division:          ABERCROMBIE & FITCH
                    Social Security #: XXXXXXXXXXXXXXXXXXXX
                    Address:           XXXXXXXXXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX

The Company hereby amends the Performance Requirements required for earning the second 300,000 Associate Restricted Shares of the Company's Common Stock, granted in the May 13 Agreement as outlined below:


                                  (D) Date of Satisfaction of Performance
                                                  Requirements
                                  ---------------------------------------

                             (3) The remaining 300,000 shares may be earned earlier than provided in (D)(2) of the May 13
                                  Agreement, as follows: 100,000 shares will be earned as of February 1, 1998 if the Company's aggregate gross revenue for the Company's fiscal fourth quarter 1997 is equal to or greater than $xxx million; 100,000 shares will be earned as of August 1, 1998 if the Company's aggregate gross revenue for the Company's 1998 fiscal spring season (i.e.
                                  February through July) is equal to or greater than $xxx million; and 100,000 shares will be earned as of February 1, 1999 if the Company's aggregate gross revenue for the Company's 1998 fiscal fall season (i.e.
                                  August through January) is equal to or
                                  greater than $xxx million. To the extent that the performance requirements described in this clause have not been satisfied, the performance requirements in (D)(2) of the May
                                  13 Agreement shall continue to apply to the remaining shares which have not yet been earned.

This Amendment shall not affect the vesting provisions of section (E) of the May 13 Agreement and, except as expressly provided herein, the terms of the May 13 Agreement shall remain unchanged.

The Company has the corporate power and authority to enter into this Amendment and to perform its obligations hereunder.

The Company and the Associate have executed this Amendment as of the date set forth above.

    ABERCROMBIE & FITCH                         ASSOCIATE


By: /s/ Leslie H. Wexner                        /s/ Michael S. Jeffries
   -------------------------------              -----------------------------
    Leslie H. Wexner, Chairman                  Michael S. Jeffries

                                                                       EXHIBIT B

                            STOCK OPTION AGREEMENT
                          ACKNOWLEDGEMENT OF RECEIPT

This Stock Option Agreement, dated as of May 13, 1997, is entered into by and between Abercrombie & Fitch Co. (the "Company") and the associate or director of the Company whose name appears below (the "Associate") in order to set forth the terms and conditions of Options granted to the Associate under The Abercrombie & Fitch 1996 Stock Option and Performance Incentive Plan--1997 Restatement ("the Plan").

                    Associate's Name:  MICHAEL JEFFRIES
                    Division: ABERCROMBIE & FITCH
                    Social Security #: XXXXXXXXXXXXXX
                    Address: XXXXXXXXXXXXXX
                             XXXXXXXXXXXXXX

Subject to the attached Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, the Company hereby grants to the Associate an Option to purchase shares of Common Stock of the Company, as outlined below. This Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. The Option shall become exercisable with respect to 50,000 of the shares subject thereto on each of the first day of February in 1998, 1999, 2000 and 2001 (such shares, the "Time Vesting Shares"), and with respect to 320,000 of the shares subject thereto on the earlier of February 28, 2005 or the Associate's retirement from the Company after reaching age 60; provided, however, that with respect to such 320,000
                       --------- -------
shares, the Option may become exercisable earlier in accordance with the schedules below if the applicable Performance Requirement described below is met. Such exercisability may also be accelerated as set forth in the attached Terms and Conditions.

                                                                                                 Accelerated Exercise
                                                                                               Schedule Upon Attainment
                                                                                               of Applicable Performance
                                                                                                      Requirement
                                                                                               -------------------------
                               Total No. of                            Performance             Vesting
Plan Name     Date of Grant       Shares        Option Price           Requirement              Date            Shares
---------     -------------       ------        ------------           -----------              ----            ------
1996 NQ          5/13/97          520,000          $16.00               (1) NONE               2/1/98           50,000

                                                                                               2/1/99           50,000

                                                                                               2/1/00           50,000

                                                                                               2/1/01           50,000
                                                                  ---------------------------------------------------------
                                                                    (2) The Company's          2/1/99           40,000
                                                                        earnings per share
                                                                        ("EPS") for its        2/1/00           40,000
                                                                        fiscal year ending
                                                                        in 1998 equals or      2/1/01           40,000
                                                                        exceeds $xxx
                                                                                               2/1/02           40,000
                                                                   ---------------------------------------------------------
                                                                    (3) The Company's          2/1/00           40,000
                                                                        EPS for its fiscal
                                                                        year ending in 1999    2/1/01           40,000
                                                                        equals or exceeds
                                                                        $xxx                   2/1/02           40,000

                                                                                               2/1/03           40,000


                            STOCK OPTION AGREEMENT
                          ACKNOWLEDGEMENT OF RECEIPT


This Agreement is subject to stockholder approval of the Plan at the Company's annual meeting of stockholders on May 20, 1997. Subject to such approval, the Company has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

The Company and the Associate have executed this Agreement as of the Date of Grant set forth above.

   ABERCROMBIE & FITCH                        ASSOCIATE


By: /s/ Leslie H. Wexner                      /s/ Michael S. Jeffries
   ----------------------------------         -------------------------------
     Leslie H. Wexner, Chairman               Michael S. Jeffries

                                                                       EXHIBIT C

                             STOCK OPTION AGREEMENT
                           ACKNOWLEDGEMENT OF RECEIPT


This Stock Option Agreement, dated as of May 13, 1997, is entered into by and between Abercrombie & Fitch Co. (the "Company"), and the associate or director of the Company whose name appears below (the "Associate") in order to set forth the terms and conditions of Options granted to the Associate under The Abercrombie & Fitch 1996 Stock Option and Performance Incentive Plan--1997 Restatement ("the Plan").

                    Associate's Name:  MICHAEL JEFFRIES
                    Division:          ABERCROMBIE & FITCH
                    Social Security #: XXXXXXXXXXXXXXXX
                    Address:  XXXXXXXXXXXXXXXX
                              XXXXXXXXXXXXXXXX

Subject to the attached Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, the Company hereby grants to the Associate an Option to purchase shares of Common Stock of the Company, as outlined below. This Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. The Option shall become exercisable with respect to 100% of the shares subject thereto on the earlier of the date nine (9) years and six (6) months from the Date of Grant or the Associate's retirement from the Company after reaching age 60; provided,
                                                               ---------
however, that all or a portion of the Option may become exercisable earlier in
-------
accordance with the schedules below if the applicable Performance Requirement described below is met. Such exercisability may also be accelerated as set forth in the attached Terms and Conditions.

                                                                                                 Accelerated Exercise
                                                                                               Schedule Upon Attainment
                                                                                               of Applicable Performance
                                                                                                      Requirement
                                                                                               -------------------------
                               Total No. of                            Performance             Vesting
Plan Name     Date of Grant       Shares        Option Price           Requirement              Date            Shares
---------     -------------       ------        ------------           -----------              ----            ------
1996 NQ          5/13/97          480,000          $16.00            (1) The Company's         2/1/01           40,000
                                                                        earnings per share
                                                                        ("EPS") for its        2/1/02           40,000
                                                                        fiscal year ending
                                                                        in 2000 equals or      2/1/03           40,000
                                                                        exceeds $xxx
                                                                                               2/1/04           40,000
                                                                   ---------------------------------------------------------
                                                                     (2) The Company's         2/1/02           40,000
                                                                        EPS for its fiscal
                                                                        year ending in         2/1/03           40,000
                                                                        2001 equals or
                                                                        exceeds $xxx           2/1/04           40,000

                                                                                               2/1/05           40,000
                                                                   ---------------------------------------------------------
                                                                     (3) The Company's         2/1/03           40,000
                                                                        EPS for its fiscal
                                                                        year ending in         2/1/04           40,000
                                                                        2002 equals or
                                                                        exceeds $xxx           2/1/05           40,000

                                                                                               2/1/06           40,000


                                                                       EXHIBIT C


                            STOCK OPTION AGREEMENT
                          ACKNOWLEDGEMENT OF RECEIPT

This Agreement is subject to stockholder approval of the Plan at the Company's annual meeting on May 20, 1997. Subject to such approval, the Company has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

The Company and the Associate have executed this Agreement as of the Date of Grant set forth above.

   ABERCROMBIE & FITCH                     ASSOCIATE


By: /s/ Leslie H. Wexner                   /s/ Michael S. Jeffries
   -------------------------------         ------------------------------
   Leslie H. Wexner, Chairman              Michael S. Jeffries